EXHIBIT 10(b)22

BASE SALARIES OF NAMED EXECUTIVE OFFICERS

ALABAMA POWER COMPANY

Effective as of January 1, 2010, the following are the annual base salaries of the current Chief Executive Officer and Chief Financial Officer of Alabama Power Company and certain other current or former executive officers of Alabama Power Company who served during 2009.

Charles D. McCrary                                                                                 $701,977
President and Chief Executive Officer
Art P. Beattie                                                                                            $297,740
Executive Vice President, Chief Financial Officer and
Treasurer
Mark A. Crosswhite                                                                                $307,057
Executive Vice President
Steven R. Spencer                                                                                   $390,562
Executive Vice President
Jerry L. Stewart                                                                                         $364,132
Senior Vice President